                                 EXHIBIT 10.3

                                    FORM OF

     FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF CHERAW

               RESTATED NON-QUALIFIED DEFERRED COMPENSATION PLAN



                          Effective December 12, 1977
                            Restated          , 1997
                                    ----------

              FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF CHERAW

               RESTATED NON-QUALIFIED DEFERRED COMPENSATION PLAN

                          EFFECTIVE  DECEMBER 12, 1997

                           RESTATED            ,1997
                                   ------------

                                   ARTICLE I
                                    PURPOSE
                                    -------

     The purpose of this Restated Non-Qualified Deferred Compensation Plan (hereinafter referred to as the "Plan") is to provide current tax planning opportunities as well as supplemental funds for retirement or death for selected officers of First Federal Savings and Loan Association of Cheraw (hereinafter referred to as Association"). It is intended that the Plain will aid in retaining and attracting employees of exceptional ability by providing them with these benefits. This Plan was initially effective on December 12, 1997.


                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     For the purposes of this Plan, the following terms may have the meanings indicated, unless the context clearly indicates otherwise:

      2.1 Account.  "Account" means the Account as maintained by the Employer in
          -------
accordance with Article IV with respect to any deferral of Compensation pursuant to this Plan. A Participant's Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to the Plan. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

      2.2 Beneficiary.  "Beneficiary" means the person, persons or entity
          -----------
entitled under Article VI to receive any Plan Benefits payable after a Participant's death.

      2.3 Board.  "Board" means the Board of Directors of Association.
          -----

      2.4 Change in Control.     "Change in Control" of the Bank or the Company
          -----------------
means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

      2.5 Committee.  "Committee" means the Committee  of non-employee directors
          ---------
of the Association appointed to administer the Plan pursuant to Article VII.

      2.6 Company.  "Company" means Great Pee Dee Bancorp, Inc.
          --------

      2.7 Compensation.  "Compensation" means salary and bonuses payable to a
          ------------
Participant during the calendar year, before reduction for amounts deferred under this Plan or any other salary reduction program.

      2.8 Deferral Commitment.  "Deferral Commitment" means an election to defer
          -------------------
Compensation made by a Participant pursuant to Article III and for which a Participation Agreement has been submitted by the Participant to the Committee.

      2.9 Deferral Period.  "Deferral Period" means the period over which a
          ---------------
Participant has elected to defer a portion of his Compensation. Each calendar year shall be a separate Deferral Period, provided that the Deferral Period may be modified pursuant to paragraph 3.4.

      2.10  Determination Date.  "Determination Date" means the last day of each
            ------------------
calendar month.

      2.11  Discretionary Contributions.  Contributions by the Employer to the
            ---------------------------
Accounts of a Participant. The Employer Discretionary Contribution may vary from year to year. The Employer is not obligated to make Discretionary Contributions in any year.

      2.12  Disability.  "Disability" means a physical or mental condition
            ----------
which, in the opinion of the Committee, permanently prevents an employee from satisfactorily performing employee's usual duties for Employer. The Committee's decision as to Disability will be based upon medical reports and/or other evidence satisfactory to the Committee. In no event shall a Disability be deemed to occur or to continue after a Participant's Normal Retirement Date.

      2.13  Employer.  "Employer" means First Federal Savings and Loan
            --------
Association of Cheraw, a federally chartered savings association, or any successor to the business thereof, and any affiliated or subsidiary corporations designated by the Board.

      2.14  Initial Participation Date.  "Initial Participation Date" means the
            --------------------------
date the Participant first became eligible to participate.

      2.15  Interest.  "Interest " means, with respect to any calendar month,
            --------
the interest earned on any investments allocated to the Plan. In the event no investments are allocated to the Plan, "Interest" shall mean the highest rate of interest earned by any one year certificate of deposit that could be purchased at the Association in such month. In the event the Committee or Trustee, as applicable, has implemented the investment instructions of a Participant, the Participant's Account shall be credited with the interest or earnings attributable to the investments so made or deemed to be made on behalf of the Participant. All interest and other income earned on investments directed by the Participant shall be credited to the Participant's Account.

      2.16  Participant.  "Participant" means any individual who is
            -----------
participating or has participated in this Plan as provided in Article III.

      2.17  Participation Agreement.  "Participation Agreement" means the
            -----------------------
agreement filed by a Participant which acknowledges assent to the terms of the Plan and in which the Participant elects to defer the receipt of Compensation during a Deferral Period. The Participation Agreement must be filed with the Committee prior to the beginning of the Deferral Period. A new Participation Agreement shall be submitted by the Participant for each Deferral Commitment.

      2.18  Plan Benefit.  "Plan Benefit" means the benefit payable to a
            ------------
Participant as calculated in Article V.

      2.19  Trustee.  "Trustee" means the trustee, if any, of any rabbi trust
            --------
which may be established by the Association to accumulate assets for the purpose of meeting the Association's benefit obligation hereunder.


                                  ARTICLE III
                     PARTICIPATION AND DEFERRAL COMMITMENTS
                     --------------------------------------

      3.1   Eligibility and Participation.
            -----------------------------

            (a) Eligibility. Eligibility to participate in the Plan shall be
                -----------
      limited to those employees of the Employer who are designated by the Board.

            (b) Participation. An eligible employee may elect to participate in
                -------------
      the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by December 15 of the calendar year immediately preceding the Deferral Period. In the event that an employee first becomes eligible to participate during a calendar year, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the employee of eligibility to participate, and such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

      3.2 Deferral Commitment.  A Participant may elect in the Participation
          -------------------
Agreement to defer any portion of his Compensation for the calendar year following the calendar year in which the Participation Agreement is submitted. The amount to be deferred shall be stated as a dollar amount.

      3.3 Modification of Deferral Commitment.  A Deferral Commitment shall be
          -----------------------------------
irrevocable except that the Committee may permit a Participant to reduce the amount to be deferred, or waive the remainder of the Deferral Commitment upon a finding that the Participant has suffered a severe financial hardship.



                                   ARTICLE IV
                         DEFERRED COMPENSATION ACCOUNTS
                         ------------------------------

      4.1 Accounts.  For record keeping purposes only, an Account shall be
          --------
maintained for each Participant.   Separate subaccounts may be maintained to the
extent necessary to properly reflect the Participant's total vested Account balance.

      4.2  Elective Deferred Compensation.  The amount of Compensation that a
           ------------------------------
Participant elects to defer shall be withheld from each payment of Compensation and credited to the Participant's Account as the nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation which is required by state, federal or local law shall be withheld from the Participant's nondeferred Compensation to the maximum extent possible with any excess being withheld from the Participant's Account.

      4.3 Employer Discretionary Contributions.  Employer may make Discretionary
          ------------------------------------
Contributions to Participants' Accounts. Discretionary Contributions shall be credited at such times and in such amounts as the Board in its sole discretion shall determine.

      4.4 Interest.  The Accounts shall be credited monthly with Interest earned
          --------
at the rate specified in Section 2.13. Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the account since the preceding Determination Date and shall be credited to the Participant's Account at that time.

      4.5 Determination of Accounts.  Each Participant's Account as of each
          -------------------------
Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation,and Employer Discretionary Contributions, if any, credited from such immediately preceding Determination Date, and Interest, earnings, or losses allocable thereto, minus the amount of any distributions made since the immediately preceding Determination Date.

      4.6 Vesting of Accounts.  Each Participant shall be vested in the amounts
          -------------------
credited to such Participant's Account and earnings thereon.

     4.7  Participant Recommendations Regarding Investment of Account.  Each
          ------------------------------------------------------------
Participant with an Account balance hereunder, shall have the right to provide investment recommendations to the Committee, with respect to amounts credited to the Account of such Participant. Such investment recommendations shall be limited to requests to invest the Participant's Account in (i) stock of the Company, or its successor, or (ii) those assets which can be liquidated within
sixty (60) days with no loss of principal.   Each investment recommendation
shall be provided to the Committee in writing; provided, however, that a Participant shall not be entitled to issue more than four such recommendations per calendar year. Within ten days of receiving a Participant's investment recommendations, the Committee shall determine whether to implement such recommendations or, if a rabbi trust has been established in connection with the Plan, shall forward such recommendations to the trustee of such rabbi trust.
The Committee or the Trustee, as applicable, in its sole discretion, shall determine whether to implement the recommendations of a Participant, and may determine to execute such recommendations in whole or in part. The Committee or Trustee shall not be responsible for any loss incurred as the result of implementing a Participant's investment recommendations.

                                   ARTICLE V
                                 PLAN BENEFITS
                                 -------------

      5.1 Plan Benefit.  If a Participant terminates employment for any reason,
          ------------
including death, the Employer shall pay to the Participant or his Beneficiary a Plan Benefit equal to the amount credited to the Participant's Account.

      5.2 Hardship Distributions.  Upon a finding that a Participant has
          ----------------------
suffered a severe financial hardship, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the financial hardship. What constitutes a severe financial hardship shall be determined in accordance with the regulations under Section 457 of the Internal Revenue Code.

      5.3 Form of Benefit Payment. Payment of Plan Benefits hereunder shall be
          -----------------------
made in One Hundred Eighty (180) approximately equal, consecutive monthly installments; provided, however, if the Participant's Account is invested primarily in stock of the Company and it is determined that the Account shall be distributed in-kind, then the Participant's Account shall be distributed in fifteen (15) annual installments such that, in the first year at least one-fifteenth of the participant's Account shall be distributed, in the second year one-fourteenth of the Account shall be distributed and so on, until the Account is fully distributed. A Participant's Account may be distributed in cash or, in the event that Company Stock has been purchased for, or credited to, the Account of a Participant, the Participant's Account may be distributed in-kind. Notwithstanding the foregoing, prior to the commencement of benefit payments hereunder, a Participant may request a lump sum distribution of his Plan Benefit from the Committee, in lieu of such installment payments. Such request shall be made in writing on a form acceptable to the Committee. Within thirty (30) days of receipt of such request, the Committee shall make a determination whether to grant such request. The determination shall be within the sole discretion of the Committee. Any denial or approval of such request shall be forwarded to the Participant in writing.

      5.4 Withholding; Payroll Taxes.  The Employer shall withhold from payments
          --------------------------
of Plan Benefits made to the participant hereunder any income taxes required to be withheld from a Participant's wages for the federal or any state or local government. The Employer shall pay, on behalf of the Participant, employment related taxes (i.e., FICA and FUTA) due and owing on benefit payments, if any, and such amounts will not be deducted from the Plan Benefits paid hereunder. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to section 3405(a)(2) of the Internal Revenue Code, or any successor provision.

      5.5  Commencement of Payments.  Payment shall commence not later than the
           ------------------------
first day of the third month following the end of the month in which the Participant terminates employment with the Employer. All payments shall be made as of the first business day of the month.

      5.6  Payment to Guardian.  If a Plan Benefit is payable to a minor or a
           -------------------
person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

                                   ARTICLE VI

                            BENEFICIARY DESIGNATION
                            -----------------------

      6.1  Beneficiary Designation.  Each Participant shall have the right, at
           -----------------------
any time, to designate any person or persons as his Beneficiary or Beneficiaries to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the benefits due under the Plan. Each Beneficiary designation shall be in writing and will be effective only when filed with the Committee during the Participant's lifetime.

      6.2  Amendments.  Any Beneficiary designation may be changed by a
           ----------
Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation.
The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

      6.3  No Participant Beneficiary Designation.  If any Participant fails to
           --------------------------------------
designate a Beneficiary or Beneficiaries in the manner provided above, or if all Beneficiaries designated by a deceased Participant die before the Participant or before complete distribution of the Participant's benefits, the Participant's designated Beneficiary shall be the Participant's estate.



                                  ARTICLE VII
                                 ADMINISTRATION
                                 --------------

      7.1  Committee; Duties.  This Plan shall be administered by the Committee,
           -----------------
which shall consist of not less than three (3) non-employee directors appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

      7.2  Agents. The Committee may, from time to time, employ other agents and
           ------
delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

      7.3  Binding Effect of Decisions.  The decision or action of the Committee
           ---------------------------
in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules of regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

      7.4  Indemnity of Committee. The Employer shall indemnify and hold
           ----------------------
harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.


                                  ARTICLE VIII
                                CLAIMS PROCEDURE
                                ----------------

      8.1  Claim. Any person claiming a benefit, requesting an interpretation or
           -----
ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

      8.2  Denial of Claim.  If the claim or request is denied, the written
           ---------------
notice of denial shall state:

           (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

           (b) A description of any additional material or information required and an explanation of why it is necessary.

           (c) An explanation of the Plan's claim review procedure.

      8.3  Review of Claim.  Any person whose claim or request is denied or who
           ---------------
has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

      8.4  Final Decision.  The decision on review shall normally be made
           --------------
within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                                   ARTICLE IX
                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

      9.1  Amendment.  The Board may at any time amend the Plan in whole or in
           ---------
part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account maintained under the Plan.

      9.2  Employer's Right to Terminate.  The Board may at any time terminate
           -----------------------------
the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would not be in the best interests of the Employer. In the event of termination, the Plan shall cease to operate and the Employer shall pay out to each Participant their Account as if that Participant had terminated service as of the effective date of the plan's termination.


                                   ARTICLE X
                                 MISCELLANEOUS
                                 -------------

      10.1  Unfunded Plan.  This Plan is intended to be an unfunded plan
            -------------
maintained primarily to provide deferred Compensation benefits for a select group of management or highly compensated employees. This Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible individuals who have elected to participate in the Plan. Eligible individuals are select members of management who, by virtue of their position with the Employer, are uniquely informed as to the Employer's operations and have the ability to materially affect the Employer's profitability and operations.

      10.2  Unsecured General Creditor. Participants and their Beneficiaries,
            --------------------------
heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by Employer. Such policies or other assets of Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of Employer to pay money in the future.

      10.3  Trust Fund.  The Employer shall be responsible for the payment of
            ----------
all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

      10.4  Nonassignability.  Neither a Participant nor any other person
            ----------------
shall have any right to commute, sell, assign, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

      10.5  Not a Contract of Employment.  The terms and conditions of this
            ----------------------------
Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

      10.6  Governing Law.  The provisions of this Plan shall be construed
            -------------
and interpreted according to the laws of the State of South Carolina.

      10.7  Validity.  In case any provision of this Plan shall be held
            --------
illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

      10.8  Notice.  Any notice or filing required or permitted to be given
            ------
to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the Plan Administrator, or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      10.9  Successors.  The provisions of this Plan shall bind and inure to
            ----------
the benefit of First Federal Savings and Loan Association of Cheraw and its successors and assigns. The term

"successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of First Federal Savings and Loan Association of Cheraw, and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of First Federal Savings and Loan Association of Cheraw, as adopted and approved on________,1997, such corporation has caused this instrument to be executed by its duly authorized officers effective as of __________, 1997.

                                    FIRST FEDERAL SAVINGS AND LOAN
                                    ASSOCIATION OF CHERAW



                                    By:
                                       --------------------------------
                                           Chairman


                                    By:
                                       --------------------------------
                                           Secretary


                                    Dated:
                                          ----------------------------

              FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF CHERAW

                                BOARD RESOLUTION


     At a meeting of the Board of Directors of First Federal Savings and Loan Association of Cheraw (the "Association"), a federal savings and loan association, held on the ___ day of ____________, 199_, the following resolution was adopted.

     WHEREAS, the Bank considers it important to provide supplemental retirement benefits to attract and retain key executives;

     WHEREAS, on December 12, 1977, the Board of Directors adopted the First Federal Savings and Loan Association of Cheraw Non-Qualified Deferred Compensation Plan; and

     WHEREAS, in connection with the reorganization of the Association, the Board of Directors have expressed a desire to allow participants to provide investment guidance to the Committee with respect to their Accounts; and

     NOW, THEREFORE, the Board of Directors of First Federal Savings and Loan Association of Cheraw, in order to provide participants the opportunity to issue investment guidance to the Committee under the Non-Qualified Deferred Compensation Plan, hereby restates as of ______,1997, the First Federal Savings and Loan Association of Cheraw Non-Qualified Deferred Compensation Plan as evident in the form attached hereto. The officers of the Bank are authorized to take any and all actions necessary to implement the restated plan.

     IN WITNESS WHEREOF, I have hereunto affixed the seal of the Association and inscribed my name on this ____ day of ____________, 199_.

(Seal)                                   FIRST FEDERAL SAVINGS AND LOAN
                                         ASSOCIATION OF CHERAW



                                         By:
                                            ----------------------------------
                                                 Chairman of the Board


                                         Witness:
                                                 -----------------------------